ADVANCED SERIES TRUST
AST Goldman Sachs Small-Cap Value Portfolio

Supplement dated June 7, 2013 to the Summary Prospectus, Prospectus and SAI
each dated April 29, 2013.

Effective immediately, J. Kelly Flynn no longer serves as a portfolio manager for the AST Goldman Sachs Small-Cap Value Portfolio. Accordingly, all references to Mr. Flynn in the Summary Prospectus, Prospectus and SAI are hereby deleted in their entirety.

 ASTSUP5